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                                                                    Exhibit 99.2


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-27507, 333-37306, 333-36445, 333-39547, 333-60816 and 333-45827 of EMCORE
Corporation on Form S-8 and Registration Statement Nos. 333-111585, 333-94911, 333-87753, 333-65526, 333-71791 and 333-42514 of EMCORE Corporation on Form S-3
of our report dated December 24, 2003, February 17, 2004 as to the effects of the discontinued operations discussed in Note 2, May 19, 2004 as to the effects of the restatement discussed in Note 19 (which report expresses an unqualified opinion and includes explanatory paragraphs relating to accounting changes discussed in Note 3 and the restatement discussed in Note 19), appearing in this Current Report on Form 8-K/A of EMCORE Corporation for the year ended September 30, 2003.


Parsippany, New Jersey
May 19, 2004